UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

GP-Act III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42046	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Park Avenue, 2nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

+1 (212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GPATU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GPAT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GPATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2026, GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), and GP-Act III Sponsor LLC, a Cayman Islands limited liability company and the Company’s sponsor (“Sponsor HoldCo”), entered into agreements (collectively, the “Non-Redemption Agreements”) with one or more shareholders of the Company (each, an “Investor”) in exchange for such Investors agreeing (i) not to redeem (or to validly rescind any redemption requests previously made in respect of) an aggregate of 2,525,000 of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included in the units sold in the Company’s initial public offering (the “public shares” and, such public shares subject to the Non-Redemption Agreements, the “Non-Redeemed Shares”), in connection with the Meeting (as defined below), and (ii) to vote or consent (in person or by proxy) all Non-Redeemed Shares owned by such Investors as of the applicable record date (excluding any Non-Redeemed Shares acquired after such record date) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal (each as defined below) at the Meeting.

On October 26, 2026, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for the purpose of calling an extraordinary general meeting of the shareholders of the Company to be held on November 12, 2026 (the “Meeting”) to vote on, among other things, (i) a proposal to amend the Company’s amended and restated memorandum and articles of association (“Articles”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering, from November 13, 2026 to May 8, 2027 (the “Extension Amendment Proposal”), and (ii) a proposal to amend the Investment Management Trust Agreement, dated May 8, 2024, as first amended on May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to extend the date on which the trustee must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, from November 13, 2026 to May 8, 2027 (the “Trust Amendment Proposal”).

In exchange for the foregoing commitments by the Investors, Sponsor HoldCo has agreed to transfer to such Investors an aggregate of 505,000 existing Class A ordinary shares of the Company held by Sponsor HoldCo that were issued upon the conversion of its Class B ordinary shares (the “Founder Shares”) (which shares will not be newly issued by the Company), promptly following the closing of the Company’s initial business combination, whether pursuant to the Business Combination Agreement (as defined below) or otherwise (and in any event no later than two business days after the satisfaction of the applicable conditions), conditional on, among other matters, (i) such Investors not exercising (or having validly rescinded any prior exercise of) their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting, (ii) such Investors voting or consenting all Non-Redeemed Shares owned by them as of the applicable record date in favor of the Extension Amendment Proposal and the Trust Amendment Proposal at the Meeting, (iii) the Extension Amendment Proposal and the Trust Amendment Proposal being approved at the Meeting, (iv) the consummation of such initial business combination and (v) such Investors executing a joinder, solely with respect to its allocable portion of the transferred Founder Shares, to the letter agreement, dated May 8, 2024, among the Company, Sponsor HoldCo, the Company’s officers and directors and the other parties thereto (the “Letter Agreement”), and the registration rights agreement, dated May 8, 2024, among the Company, Sponsor HoldCo and the other parties thereto (the “Registration Rights Agreement”). Concurrently with the transfer of such Founder Shares, Sponsor HoldCo will assign to the Investors its existing rights, duties and obligations under the Registration Rights Agreement with respect to the transferred Founder Shares, which will constitute registrable securities thereunder. The transferred Founder Shares will remain subject to the transfer restrictions in the Letter Agreement (from which the Investors will be released to the same proportional extent as Sponsor HoldCo is released with respect to its remaining shares) and will not be entitled to any funds held in the Company’s trust account.

Each Non-Redemption Agreement shall terminate on the earliest of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Meeting, (ii) the fulfillment of all obligations of the parties under the Non-Redemption Agreement, (iii) the liquidation or dissolution of the Company, (iv) the mutual written agreement of the parties to the Non-Redemption Agreement, and (v) the exercise by an Investor of its redemption rights with respect to any Non-Redeemed Shares in connection with the Meeting or the failure by such Investor to vote all Non-Redeemed Shares owned by it as of the applicable record date in favor of the Extension Amendment Proposal and the Trust Amendment Proposal at the Meeting. The termination, expiration or abandonment of the Business Combination Agreement will not, by itself, terminate the Non-Redemption Agreements, which will continue to apply to any other initial business combination consummated by the Company.

The Non-Redemption Agreements are expected to increase the likelihood that the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the Company’s shareholders at the Meeting and to increase the amount of funds that remain in the Company’s trust account established in connection with the Company’s initial public offering following the Meeting. The Company and Sponsor HoldCo may enter into additional, similar non-redemption agreements in connection with the Meeting.

As previously disclosed, on November 3, 2026, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Dronamics Group Limited (“Dronamics”). The Business Combination Agreement permits the Company, Sponsor HoldCo and their respective affiliates to enter into non-redemption agreements in connection with an extension of the deadline by which the Company must consummate its initial business combination, provided that any consideration payable thereunder is borne solely by Sponsor HoldCo. No funds in the Company’s trust account will be used to pay any consideration under the Non-Redemption Agreements.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Additional Information

Important Information About the Extension, the Proposed Business Combination and Where to Find It

The Company filed the Definitive Proxy Statement for the Extraordinary General Meeting with the SEC on October 26, 2026 to consider and vote upon, among other things, the Extension Amendment Proposal and the Trust Amendment Proposal, and, beginning on or about October 26, 2026, first mailed the Proxy Statement and other relevant documents to its shareholders as of the October 14, 2026 record date for the Extraordinary General Meeting. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE EXTRAORDINARY GENERAL MEETING, THE COMPANY’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON NOVEMBER 12, 2026 TO APPROVE, AMONG OTHER THINGS, THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL. The Definitive Proxy Statement does not solicit, and shareholders are not being asked at the Extraordinary General Meeting to vote on, the approval of the proposed business combination with Dronamics. Shareholders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., GPAT.info@investor.sodali.com.

The proposed business combination with Dronamics will be submitted to shareholders of the Company for their consideration at a separate extraordinary general meeting. The Company and Dronamics intend to file with the SEC a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination (the “proxy statement / prospectus”). As of the date hereof, the Registration Statement has not been filed with the SEC. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement / prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, SHAREHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT / PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT / PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT / PROSPECTUS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, DRONAMICS AND THE PROPOSED BUSINESS COMBINATION. The Company and Dronamics may also file other documents regarding the proposed business combination with the SEC. Shareholders may also obtain copies of these documents, once available, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GP-Act III Acquisition Corp., 300 Park Avenue, 2nd Floor, New York, New York 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, Sponsor HoldCo and certain of the Company’s directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Extraordinary General Meeting. Information regarding such persons and their interests in the Extension Amendment Proposal and the Trust Amendment Proposal, which may be different from or in addition to those of the Company’s shareholders generally, is set forth in the Proxy Statement, including under “The Extraordinary General Meeting — Interests of Sponsor HoldCo, our Co-Sponsors, Directors and Officers,” and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 26, 2026 (the “Annual Report”).

Furthermore, the Company, Dronamics and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed business combination. Information regarding such persons and their interests will be set forth in the proxy statement / prospectus when it is filed with the SEC. You can find more information about the Company’s directors and executive officers in the Annual Report. Shareholders, potential investors and other interested persons should read the Proxy Statement and, when available, the proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith includes “forward-looking statements.” Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the expected benefits of the Non-Redemption Agreements, the consummation of the proposed business combination with Dronamics and the funds that will remain in the trust account following any redemptions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension Amendment Proposal and the Trust Amendment Proposal or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the proposed business combination may not be completed in a timely manner or at all, including by the Company’s business combination deadline, including due to the failure to satisfy the conditions to closing, including the approval of the Company’s shareholders; and those factors described or referenced in the Company’s filings with the SEC, including under the heading “Risk Factors” in the Proxy Statement and the Annual Report, and, when available, the Registration Statement. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the proposed business combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to or in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP-Act III Acquisition Corp.

Date: November 12, 2026	By:	/s/ Rodrigo Boscolo
		Name:	Rodrigo Boscolo
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)